SUPPLEMENT TO THE PROSPECTUSES
                  CREDIT SUISSE COMMODITY RETURN STRATEGY FUND

The following information updates certain information in the Fund's Prospectuses, dated February 28, 2006, as supplemented.

Common Class, Class A and Class C shares of the Credit Suisse Commodity Return Strategy Fund (the "Fund") (i) purchased by investment advisory clients of Credit Suisse or any of its affiliates; (ii) purchased by wrap fee accounts; and
(iii) purchased by 401(k) plans, 403(b) plans, 457 plans or other employee or retirement plans sponsored by an employer (the "Exclusions") will continue to be excluded from the 2.00% redemption fee (short-term trading fee) until March 1, 2007. The Exclusions were originally scheduled to be made unavailable to shareholders effective November 1, 2006. The postponement of the effective date will allow financial intermediaries to notify their clients of the redemption fee and set up any necessary systems and procedures to accommodate the computation and collection of the redemption fee. For more information about the redemption fee, please see the supplement to the Fund's Prospectuses, dated October 10, 2006.

Dated: November 7, 2006                                             16-1106
                                                                    for
                                                                    COM-PRO-CMN
                                                                    COM-PRO-LOAD
                                                                    2006-059